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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 28, 1995



                          First Financial Corporation
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                 (Exact name of registrant as specified in its
                                    charter)



          Wisconsin                     0-11889               9-1471963
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(State or other jurisdiction of      (Commission File      (I.R.S. Employer
 incorporation or organization)          Number)           Identification No.)



1305 Main Street, Stevens Point, Wisconsin                        54481
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 (Address of principal executive offices)                      (Zip Code)




       Registrant's telephone number, including area code: (715) 341-0400





                                 Not Applicable
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         (Former name or former address, if changed since last report)



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                    The current report consists of 5 pages.
                      The Index to Exhibits is on page 5.



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Item 2.  Acquisition of Assets

                  On February 28, 1995, First Financial Corporation ("FFC") consummated the acquisition (the "Acquisition") of FirstRock Bancorp, Inc. ("FirstRock") through the merger of FFC's wholly owned subsidiary, First Financial Acquisition Company (FFC-Acquisition") into FirstRock. As part of the Acquisition, FFC caused the merger of FirstRock's wholly owned subsidiary, First Federal Savings Bank, F.S.B., into FFC's wholly owned subsidiary, First Financial Bank, FSB.

                  Pursuant to the Acquisition, each previously issued and outstanding share of FirstRock common stock converted into the right to receive
1.7893 shares of FFC common stock, par value $1.00 per share, or an aggregate of 4,366,756 shares of FFC common stock. FFC will take an estimated one-time after-tax charge of $4.0 million for acquisition related costs. All funds utilized in the Acquisition came from FFC's working capital.

         The Acquisition was consummated in accordance with an Agreement and Plan of Merger dated October 26, 1994 and amended December 5, 1994, among FFC, FFC-Acquisition and FirstRock. The Acquisition was accounted for as a pooling of interests. At December 31, 1995, FirstRock reported total assets of $398.1 million, deposits of $302.5 million and stockholders' equity of $49.4 million. Upon consummation of the Acquisition, FFC has approximately $5.5 billion in assets and operates 130 banking offices in Wisconsin and Illinois, including six acquired from FirstRock in the Rockford, Machesney Park and Rochelle areas of Illinois.

Item 7.  Financial Statements and Exhibits

                  a.  Financial  statements  of business  acquired.
                  The audited consolidated financial statements of FirstRock, including the independent auditor's report thereon, as of June 30, 1994 and 1993, and the consolidated statements of earnings, changes in stockholders' equity and cash flows for each of the three years in the period ended June 30, 1994 contained in FirstRock's Annual Report on Form 10-K for the fiscal year ended June 30, 1994 filed with the Securities and Exchange Commission on September 26, 1994 are incorporated herein by reference. The consolidated financial statements of FirstRock as of December 31, 1994 and 1993 and for the three-month period and six-month period ending December 31, 1994 and 1993 contained in FirstRock's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1994 are incorporated herein by reference.

                  b.  Pro Forma Financial Information
                  Pursuant to the disclosure instructions set forth at Item 2c on page 208 of the SEC Division of Corporation Finance Staff Training Manual, the required pro forma financial information is deemed to be substantially the same as the pro forma financial information filed in FFC's Registration Statement on Form S-4 (SEC File No. 33-56823) and, accordingly, are omitted herefrom.

                  c.  Exhibits

                           Exhibit No.       Description

                           2.1 Agreement and Plan of Reorganization dated October 26, 1994 among FFC, FFC-Acquisition and FirstRock (filed as Exhibit 2.1 to FFC's Current Report on Form 8-K filed on November 3, 1994 and incorporated herein by reference).

                           2.2 Amendment No. 1 to Agreement and Plan of Reorganization dated December 5, 1994 among FFC, FFC-Acquisition and FirstRock
                                             (filed   as   Exhibit  2  to  FFC's
                                             Current  Report  on Form 8-K  filed
                                             December  7, 1994 and  incorporated
                                             herein by reference).

                           23                Consent of KPMG Peat Marwick LLP

                           99                Press  release  dated  February 28,
                                             1995
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRST FINANCIAL CORPORATION


Dated:  March 7, 1995                 By:      /s/ Thomas H. Neuschaefer
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                                               Thomas H. Neuschaefer
                                      Vice President and Chief Financial Officer


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                               INDEX TO EXHIBITS

Exhibit
Number               Exhibit Description                                 Page
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23               Consent of KPMG Peat Marwick LLP

99               Press Release dated February 28, 1995
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